SB
MF
                                  SMITH BARNEY
                                SMALL CAP GROWTH
                                      FUND


                                                               STYLE PURE SERIES
                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2000

                                  [SBMF logo]
                                  Smith Barney
                                  Mutual Funds


             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

SSB CITI FUND MANAGEMENT LLC ("SSBC") REPRESENTS MORE THAN A CENTURY OF MANAGING MONEY. OUR CLIENTS RANGE FROM FORTUNE 500 COMPANIES TO PRIVATE FAMILY BUSINESSES AND INDIVIDUALS AROUND THE WORLD. WITH A TRADITION OF INTEGRITY AND HARD WORK DATING TO OUR PRESENT COMPANY'S ORIGINS IN 1873, SSBC TODAY OFFERS PROFESSIONALLY MANAGED SOLUTIONS FOR THE SERIOUS INVESTOR.


SMALL CAP GROWTH FUND

SMALL COMPANIES: BIG IDEAS
Small companies are agents of change. Often they are the driving force behind innovative and lucrative ventures. From telecommunications to the Internet to popular clothing chains, many successful small companies have been growth-oriented or fast-growing.

The Smith Barney Small Cap Growth Fund seeks to invest in cutting-edge, financially sound companies -- companies we believe are on track to offer superior total return potential. More specifically, the manager of the Fund looks for:

[GRAPHIC]      COMPANIES WELL POSITIONED TO PARTICIPATE IN DYNAMIC TRENDS
               Our goal is to identify small, innovative companies throughout several industries that are participating in positive and dynamic trends throughout several industries. We believe these companies offer the potential for substantial long-term growth.

[GRAPHIC]      FAST-GROWING COMPANIES
               Investors will participate in some of the leading small-capitalization growth stocks -- those that have exhibited faster-than-average gains in sales and earnings with the potential to sustain or accelerate this growth.

[GRAPHIC]      ENTREPRENEURIAL MANAGEMENT
               We believe that success is often a function of extraordinary leadership. The companies we choose to own are those with entrepreneurial, seasoned and forward-looking management.

SMITH BARNEY
SMALL CAP GROWTH FUND



The SMITH BARNEY SMALL CAP GROWTH FUND ("Portfolio") seeks long-term growth of capital by investing primarily in equity securities of high-growth companies. These companies possess a market capitalization within the range of companies in the Russell 2000 Growth Index ("Index") at the time of the Portfolio's investment. As of March 31, 2000, the largest market capitalization of a company in the Index was $10.45 billion. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights related to equity securities. Please note that there can be no assurance that the Portfolio will achieve its investment objective.

SMITH BARNEY SMALL CAP GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
MARCH 31, 2000

                              WITHOUT SALES CHARGES(1)
                    -------------------------------------------
                      CLASS A         CLASS B         CLASS L
===============================================================
Since Inception+++    55.63%           55.18%          55.27%
===============================================================

                                WITH SALES CHARGES(2)
                    -------------------------------------------
                      CLASS A         CLASS B         CLASS L
===============================================================
Since Inception+++    47.85%           50.18%          52.65%
===============================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is November 30, 1999.


FUND HIGHLIGHT

The Portfolio invests in small-cap companies that we believe to possess the most attractive growth characteristics. In selecting individual companies for investment, the manager usually looks for:

o High historic growth rates and high forecasted growth of sales, profits and return on equity.

o Innovative companies at the cutting edge of positive and dynamic demographic and economic trends, with products and services that may give the company a competitive advantage.

o    Skilled management committed to long-term growth.


NASDAQ SYMBOL

           Class A                     SBSGX
           Class B                     SBYBX
           Class L                     SBSLX

WHAT'S INSIDE

A MESSAGE FROM THE CHAIRMAN..................................  2
SHAREHOLDER LETTER...........................................  3
HISTORICAL PERFORMANCE ......................................  5
SCHEDULE OF INVESTMENTS .....................................  7
STATEMENT OF ASSETS AND LIABILITIES ......................... 11
STATEMENT OF OPERATIONS ..................................... 12
STATEMENT OF CHANGES IN NET ASSETS .......................... 13
NOTES TO FINANCIAL STATEMENTS ............................... 14
FINANCIAL HIGHLIGHTS ........................................ 19



--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                             1

A MESSAGE FROM THE CHAIRMAN
HEATH B. MCLENDON


Picture of
HEATH B.
MCLENDON

Chairman

The U.S. economy has continued its rate of historic growth in the new millennium. Unemploy ment is at an all-time low as consumer confidence reaches all-time highs. However, in recent weeks, the U.S. markets have been characterized by record volatility, leaving many investors with no clear indication of the future direction of the market.

At SSB Citi Asset Management, Citigroup's asset management division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with superior products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in the evolving global economy.

Placing our clients' needs first has been Citigroup's tradition for over a century. We provide some 100 million people, businesses, governments and institutions in over 100 countries with a broad range of financial products and services. SSB Citi Asset Management offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning, and we encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the unique advantages of professional investment management and how SSB Citi Asset Management can help you develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,



/S/ HEATH B. MCLENDON
HEATH B. MCLENDON
Chairman

April 10, 2000


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

SHAREHOLDER LETTER


Picture of
TIMOTHY
WOODS, CFA

Vice President and
Investment Officer

We are proud to present the first semi-annual report for the Smith Barney Small Cap Growth Fund ("Portfolio") for the period ended March 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. Any discussion of the Portfolio's holdings is as of March 31, 2000. Please refer to pages seven through ten for a list of the Portfolio's holdings. We hope you find this report useful and informative.


PERFORMANCE UPDATE AND INVESTMENT STRATEGY
For the period since the Portfolio's inception, November 30, 1999, through March 31, 2000, the Portfolio's Class A, B and L shares, respectively, without sales charges, returned 55.63%, 55.18% and 55.27%. The Portfolio's Class A, B and L shares, with sales charges, returned 47.85%, 50.18% and 52.65%, respectively, for the same time period. In comparison, the Russell 2000 Growth Index1 returned 28.56% for the same time period.


The Portfolio's investment strategy is to offer investors long-term capital growth by investing in the stocks of companies with relatively small market capitalizations. Small-cap growth stocks are typically issued by companies in the early stages of growth. These companies tend to have rapidly rising revenue earnings and are believed to have better growth prospects than the broader market.


MARKET UPDATE
We utilize a bottom-up2 approach to identify companies at the cutting edge of positive and dynamic trends that we believe should serve as catalysts to bring select small-cap companies more success. We generally seek to target relatively unknown and financially sound small-cap growth companies that exhibit the potential to become much larger and more successful.

The increased volatility of the financial markets continued during the period, in our view, is largely due to a change in monetary policy by the Federal Reserve Board ("Fed"). Since the inception of the Portfolio, the Fed raised interest rates by two 25-basis point increments, on February 2, 2000 and March 21, 2000, to 6.00%3, which had a somewhat negative impact on the stock market. Investors continued to demonstrate concerns about inflationary pressures and the pricing power of companies in a potentially inflationary marketplace. Despite these concerns, the small-cap growth sector of the market outperformed the overall stock market, as evidenced by the 28.56% performance of the Russell 2000 Growth Index from November 30, 1999 through March 31, 2000 versus the 0.17% performance of the Standard & Poor's 500 Index ("S&P 500")4 for the same time period.

In our opinion, the small-cap growth sector of the market is at the early stage of its positive performance relative to the overall market. (Of course, no guarantees can be given that our expectations will be met.) Many companies in the technology, health care, biotechnology and energy sectors have demonstrated strong sales and earnings growth in excess of 20% and, as a result, have been stellar performers.

-----------

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that the Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

3 Please note that on May 16, 2000, after this letter was written, the Fed raised interest rates 50 basis points to 6.50%.

4 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks



--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                             3

PORTFOLIO UPDATE
We look to participate in many of the important economic and demographic trends shaping the global marketplace, looking to own those companies that we believe can take advantage of these trends and generate long-term growth. The Portfolio is overweighted in the technology and energy sectors, and underweighted in financials relative to its benchmark. The Portfolio has maintained a neutral weighting in the consumer sector and has identified opportunities in the retail sector that we believe may positively benefit the Portfolio.

In the technology sectors we are focusing on four areas: semiconductors, semiconductor equipment, communications and those companies that should benefit from higher Internet usage. In the semiconductor industry, the Portfolio has benefited from its holdings in Photronics and PRI Automation. In the communications segment of the technology sector, the Portfolio is invested in TranSwitch Corp., a company that designs, develops, markets and supports highly integrated digital and mixed-signal semiconductor solutions for the data communications and telecommunications markets. In addition, the Portfolio maintains a position in Copper Mountain Networks, a supplier of DSL (Digital Subscriber Line) technology which allows telecommunications service providers to deliver high-speed data and voice services.

In the health care sector, we look for companies that can enhance the efficiency of health services while reducing the associated costs of providing service, such as Cytyc Corp., a company that manufactures and markets a sample preparation system for medical diagnostic applications.

The energy sector, in our view, should continue to benefit from higher capital spending in the oil service business. In this sector, the Portfolio's holdings include: BJ Services Co., a company that provides a variety of oil-field services to the petroleum industry and Smith International, a firm which supplies products to the oil & gas drilling and production industry.

MARKET OUTLOOK
Because we are bottom-up investors, we tend not to forecast the general direction of the stock market. However, in the small-cap arena, we continue to believe that companies in the technology, energy and health care sectors should demonstrate the strongest earnings over the near term.

Thank you for investing in the Smith Barney Small Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the new century.


Sincerely,



/S/ TIMOTHY WOODS
TIMOTHY WOODS, CFA
Vice President and
Investment Officer

April 10, 2000


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===============================================================================================================================
Inception*-- 3/31/00                             $11.40           $17.72             $0.02            $0.00            55.63%+
===============================================================================================================================
HISTORICAL PERFORMANCE -- CLASS B SHARES

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===============================================================================================================================
Inception*-- 3/31/00                             $11.40           $17.68             $0.01            $0.00            55.18%+
===============================================================================================================================
HISTORICAL PERFORMANCE -- CLASS L SHARES

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===============================================================================================================================
Inception*-- 3/31/00                             $11.40           $17.69             $0.01            $0.00            55.27%+
===============================================================================================================================
HISTORICAL PERFORMANCE -- CLASS Y SHARES

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===============================================================================================================================
Inception*-- 3/31/00                             $18.59           $17.72             $0.00            $0.00           (4.68)%+
===============================================================================================================================
IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                    WITHOUT SALES CHARGES(1)
                                                            -------------------------------------------------------------------
                                                                  CLASS A           CLASS B          CLASS L           CLASS Y
===============================================================================================================================
Inception* through 3/31/00+                                       55.63%            55.18%           55.27%            (4.68)%
===============================================================================================================================
                                                                                    WITH SALES CHARGES(2)
                                                            -------------------------------------------------------------------
                                                                  CLASS A           CLASS B          CLASS L           CLASS Y
===============================================================================================================================
Inception* through 3/31/00+                                       47.85%            50.18%           52.65%            (4.68)%
===============================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                             5

CUMULATIVE TOTAL RETURNS

                                                    WITHOUT SALES CHARGES(1)
================================================================================
Class A   (Inception* through 3/31/00)                      55.63%
--------------------------------------------------------------------------------
Class B   (Inception* through 3/31/00)                      55.18
--------------------------------------------------------------------------------
Class L   (Inception* through 3/31/00)                      55.27
--------------------------------------------------------------------------------
Class Y   (Inception* through 3/31/00)                      (4.68)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is November 30, 1999. Inception date for Class Y shares is February 23, 2000.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                       MARCH 31, 2000

      SHARES                                                   SECURITY                         VALUE
=========================================================================================================
COMMON STOCK -- 93.2%
ADVERTISING -- 1.7%
        15,600    Catalina Marketing Corp.                                                   $ 1,579,500
        35,900    Getty Images, Inc.                                                           1,290,156
        44,200    Modem Media Poppe Tyson, Inc.                                                1,430,975
--------------------------------------------------------------------------------------------------------
                                                                                               4,300,631
--------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 5.6%
        12,100    Abgenix, Inc.                                                                1,671,313
        11,100    Affymetrix, Inc.                                                             1,647,656
        27,800    Alkermes, Inc.                                                               2,571,500
        35,600    Cephalon, Inc.                                                               1,335,000
        34,600    CuraGen Corp.                                                                1,617,550
         5,333    Diversa Corp.                                                                  250,651
         9,200    IDEC Pharmaceuticals Corp.                                                     903,900
        22,500    Invitrogen Corp.                                                             1,306,406
        40,600    Neurocrine Biosciences, Inc.                                                   943,950
        21,100    QLT PhotoTherapeutics Inc.                                                   1,165,775
        22,100    Sequenom Inc.                                                                  870,188
--------------------------------------------------------------------------------------------------------
                                                                                              14,283,889
--------------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.5%
       64,100     Station Casinos, Inc.                                                        1,398,181
--------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 0.5%
         9,800    SanDisk Corp.                                                                1,200,500
--------------------------------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.2%
         1,875    Inforte Corp.                                                                   91,875
        18,000    Register.com, Inc.                                                           1,251,000
        25,400    Safeguard Scientifics, Inc.                                                  1,785,938
        16,600    Ventro Corp.                                                                   939,975
        10,700    VerticalNet, Inc.                                                            1,455,200
--------------------------------------------------------------------------------------------------------
                                                                                               5,523,988
--------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 17.1%
         1,350    724 Solutions Inc.                                                             168,075
        24,200    Active Software, Inc.                                                        1,539,347
        52,400    Actuate Corp.                                                                2,819,775
        47,400    Advent Software, Inc.                                                        2,174,475
       143,000    American Software, Inc., Class A Shares                                      2,002,000
        53,900    Aspect Development, Inc.                                                     3,469,813
        66,800    Avid Technology, Inc.                                                        1,194,050
        28,300    Business Objects S.A., Sponsored ADR                                         2,815,850
        22,800    Clarent Corp.                                                                2,056,275
        21,300    Emulex Corp.                                                                 2,324,362
        12,000    HNC Software Inc.                                                              864,750
        89,900    ION Networks, Inc.                                                           3,022,887
         8,050    MatrixOne, Inc.                                                                321,497
        32,700    Mercury Interactive Corp.                                                    2,591,475
        25,100    Micromuse Inc.                                                               3,484,194
        15,800    OnDisplay, Inc.                                                              1,305,475
        13,500    Primus Knowledge Solutions, Inc.                                             1,161,000
--------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                             7

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                            MARCH 31, 2000

      SHARES                                                   SECURITY                           VALUE
=========================================================================================================
COMPUTER SOFTWARE -- 17.1% (CONTINUED)
        30,700    Project Software & Development, Inc.                                        $ 1,734,550
        34,800    TSI International Software Ltd.                                               2,890,575
        10,700    Universal Access, Inc.                                                          358,450
        10,200    Vignette Corp.                                                                1,634,550
         3,000    webMethods, Inc.                                                                724,125
        40,100    WebTrends Corp.                                                               2,887,200
---------------------------------------------------------------------------------------------------------
                                                                                               43,544,750
---------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS & CONTROLS -- 2.2%
        42,000    Advanced Energy Industries, Inc.                                              2,142,000
        13,200    Conductus, Inc.                                                                 428,175
        24,950    Orbotech, Ltd.                                                                2,120,750
        10,200    Silicon Laboratories, Inc.                                                      902,700
---------------------------------------------------------------------------------------------------------
                                                                                                5,593,625
---------------------------------------------------------------------------------------------------------
FIBER OPTICS -- 2.3%
         6,600    Avanex Corp.                                                                  1,001,550
        19,200    Harmonic Inc.                                                                 1,598,400
        37,000    MRV Communications, Inc.                                                      3,390,125
---------------------------------------------------------------------------------------------------------
                                                                                                5,990,075
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.3%
        26,000    Dain Rauscher Corp.+                                                          1,714,375
        37,400    Eaton Vance Corp.+                                                            1,605,862
        35,500    Metris Cos. Inc.+                                                             1,380,063
        73,200    National Discount Broker Group, Inc.                                          3,614,250
---------------------------------------------------------------------------------------------------------
                                                                                                8,314,550
---------------------------------------------------------------------------------------------------------
INSURANCE -- 1.3%
        76,700    Oxford Health Plans, Inc.                                                     1,169,675
        60,800    Trigon Healthcare, Inc.                                                       2,173,600
---------------------------------------------------------------------------------------------------------
                                                                                                3,343,275
---------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 2.4%
        71,500    Cytyc Corp.                                                                   3,449,875
        20,200    MiniMed Inc.                                                                  2,615,900
---------------------------------------------------------------------------------------------------------
                                                                                                6,065,775
---------------------------------------------------------------------------------------------------------
OIL AND GAS -- 11.5%
        59,200    BJ Services Co.                                                               4,373,400
        57,300    Cal Dive International, Inc.                                                  2,907,975
        44,800    Cooper Cameron Corp.                                                          2,996,000
        88,100    ENSCO International Inc.+                                                     3,182,612
        82,900    Marine Drilling Cos., Inc.                                                    2,274,569
        53,900    Smith International, Inc.                                                     4,177,250
        47,900    Stone Energy Corp.                                                            2,359,075
        39,000    Tidewater Inc.+                                                               1,240,687
        68,600    UTI Energy Corp.                                                              2,589,650
        51,100    Weatherford International, Inc.                                               3,011,706
---------------------------------------------------------------------------------------------------------
                                                                                               29,112,924
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                            MARCH 31, 2000
=========================================================================================================
      SHARES                                                   SECURITY                         VALUE
---------------------------------------------------------------------------------------------------------
RETAIL -- 6.4%
        74,400    BJ's Wholesale Club, Inc.                                                  $ 2,873,700
        42,500    Linens 'n Things, Inc.                                                       1,455,625
       118,100    Pacific Sunwear of California, Inc.                                          4,546,850
        58,100    The Talbots, Inc.+                                                           3,420,638
       124,700    Williams-Sonoma, Inc.                                                        3,865,700
---------------------------------------------------------------------------------------------------------
                                                                                              16,162,513
---------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 19.1%
        24,700    Alpha Industries, Inc.                                                       2,346,500
        24,700    Applied Micro Circuits Corp.                                                 3,706,544
        48,700    ASM International N.V.                                                       1,412,300
        53,300    ATMI, Inc.                                                                   2,545,075
        57,650    Burr-Brown Corp.                                                             3,134,719
        21,300    Cree, Inc.                                                                   2,404,237
        26,800    GlobeSpan, Inc.                                                              2,731,925
        29,500    hi/fn, Inc.                                                                  1,919,344
        53,700    Lam Research Corp.                                                           2,419,856
        39,000    Lattice Semiconductor Corp.                                                  2,639,812
        44,500    Mattson Technology, Inc.                                                     1,896,813
        32,200    Micrel, Inc.                                                                 3,091,200
        57,100    Novellus Systems, Inc.                                                       3,204,738
        94,200    Oak Technology, Inc.                                                         1,813,350
        73,000    Photronics, Inc.                                                             2,577,812
        38,800    PRI Automation, Inc.                                                         2,371,650
        12,100    Quantum Effect Devices, Inc.                                                   963,463
        49,850    TranSwitch Corp.                                                             4,791,831
        34,000    TriQuint Semiconductor, Inc.                                                 2,499,000
---------------------------------------------------------------------------------------------------------
                                                                                              48,470,169
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
        18,300    Commonwealth Telephone Enterprises, Inc.                                       858,956
        17,100    Powertel, Inc.                                                               1,183,106
---------------------------------------------------------------------------------------------------------
                                                                                               2,042,062
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 15.1%
        61,800    Advanced Fibre Communications, Inc.                                          3,874,088
        31,900    ANADIGICS, Inc.                                                              2,105,400
         3,750    ArrowPoint Communications, Inc.                                                444,316
        23,000    BreezeCom Ltd.                                                                 859,625
        59,800    Com21, Inc.                                                                  2,810,600
        30,600    Copper Mountain Networks, Inc.                                               2,507,288
        64,800    Digital Microwave Corp.                                                      2,195,100
        43,300    DSP Group, Inc.                                                              2,857,800
        25,100    Efficient Networks, Inc.                                                     3,909,325
        46,000    MCK Communications, Inc.                                                     2,202,250
        37,300    Natural MicroSystems Corp.                                                   3,198,475
        35,700    Orckit Communications Ltd.                                                   2,391,900
        15,200    Powerwave Technologies, Inc.                                                 1,900,000
        25,600    RSA Security Inc.                                                            1,326,400
        17,700    Turnstone Systems, Inc.                                                      2,035,500
       115,200    Westell Technologies, Inc.                                                   3,672,000
---------------------------------------------------------------------------------------------------------
                                                                                              38,290,067
---------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                             9


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                            MARCH 31, 2000

      SHARES                                                   SECURITY                         VALUE
=========================================================================================================
UTILITIES -- 1.2%
        32,400    Calpine Corp.                                                              $  3,045,600
---------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                 (Cost-- $219,526,867)                                                        236,682,574
=========================================================================================================
      FACE
      AMOUNT                                                   SECURITY                          VALUE
=========================================================================================================
REPURCHASE AGREEMENT -- 6.8%
  $17,319,000     Goldman, Sachs & Co., 6.090% due 4/3/00; Proceeds at maturity-- $17,327,789;
                  (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 6.875% due
                  4/6/00 to 5/15/30; Market value-- $17,665,427) (Cost-- $17,319,000)          17,319,000
=========================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $236,845,867*)                                                     $254,001,574
=========================================================================================================


+ Income producing security. Securities that are not denoted are non-income producing.

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                            MARCH 31, 2000
ASSETS:
   Investments, at value (Cost-- $236,845,867)                                               $254,001,574
   Cash                                                                                               979
   Interest receivable                                                                              2,930
   Receivable for securities sold                                                               6,249,720
   Receivable for Fund shares sold                                                              3,141,261
---------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                               263,396,464
---------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                            11,511,637
   Management fees payable                                                                        162,502
   Distribution fees payable                                                                       61,824
   Accrued expenses                                                                                87,313
---------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                           11,823,276
---------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                             $251,573,188
=========================================================================================================
NET ASSETS:
   Par value of capital shares                                                                  $  14,212
   Capital paid in excess of par value                                                        240,582,166
   Accumulated net investment loss                                                               (571,834)
   Accumulated net realized loss from security transactions and futures contracts              (5,607,063)
   Net unrealized appreciation of investments                                                  17,155,707
---------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                             $251,573,188
=========================================================================================================
SHARES OUTSTANDING:
   Class A                                                                                      2,666,987
---------------------------------------------------------------------------------------------------------
   Class B                                                                                      4,137,495
---------------------------------------------------------------------------------------------------------
   Class L                                                                                      3,194,337
---------------------------------------------------------------------------------------------------------
   Class Y                                                                                      4,212,953
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
   Class A (and redemption price)                                                                  $17.72
---------------------------------------------------------------------------------------------------------
   Class B *                                                                                       $17.68
---------------------------------------------------------------------------------------------------------
   Class L **                                                                                      $17.69
---------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                                  $17.72
---------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset value per share)                               $18.65
---------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                               $17.87
=========================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                            11

STATEMENT OF OPERATIONS (UNAUDITED)                                 FOR THE PERIOD ENDED MARCH 31, 2000(A)
INVESTMENT INCOME:
   Interest                                                                                   $  218,852
   Dividends                                                                                       6,276
---------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                                                       225,128
---------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                                      318,946
   Distribution fees (Note 2)                                                                    285,756
   Shareholder and system servicing fees                                                          41,976
   Shareholder communications                                                                     39,990
   Registration fees                                                                              29,682
   Audit and legal                                                                                13,432
   Custody                                                                                        11,415
   Directors' fees                                                                                 2,707
   Other                                                                                           3,162
---------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                                747,066
---------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                             (521,938)
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 8):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                                  (5,631,538)
     Futures contracts                                                                            24,475
---------------------------------------------------------------------------------------------------------
   NET REALIZED LOSS                                                                          (5,607,063)
---------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                                              --
     End of period                                                                            17,155,707
---------------------------------------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION                                                    17,155,707
---------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                                                 11,548,644
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                       $11,026,706
=========================================================================================================

(a)  For the period from November 30, 1999 (commencement of operations) to March
     31, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                      FOR THE PERIOD ENDED MARCH 31, 2000(A)
OPERATIONS:
   Net investment loss                                                                       $   (521,938)
   Net realized loss                                                                           (5,607,063)
   Increase in net unrealized appreciation                                                     17,155,707
---------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS                                                      11,026,706
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                                                          (49,896)
   Net realized gains                                                                                  --
---------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (49,896)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                                           257,791,442
   Net asset value of shares issued for reinvestment of dividends                                  48,652
   Cost of shares reacquired                                                                  (17,243,716)
---------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                        240,596,378
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                        251,573,188
---------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                                                 --
---------------------------------------------------------------------------------------------------------
   END OF PERIOD*                                                                            $251,573,188
=========================================================================================================
* Includes accumulated net investment loss of:                                               $   (571,834)
=========================================================================================================

(a)  For the period from November 30, 1999 (commencement of operations) to March
     31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                            13

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Smith Barney Small Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment com-pany. The Fund consists of this Portfolio and eight other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Premier Selections Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS
SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") is the Portfolio's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders
for all shareholder accounts and is paid by CFTC. During the period ended March 31, 2000, the Portfolio paid transfer agent fees of $34,929 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the period ended March 31, 2000, SSB received total brokerage commissions of $3,069.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class Lshares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended March 31, 2000, CFBDS and SSB received sales charges of approximately $503,000 and $392,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                         CLASS B       CLASS L
================================================================
CDSCs                                     $12,000      $2,000
================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the period ended March 31, 2000, total Distribution Plan fees incurred by the Portfolio were:

                             CLASS A     CLASS B       CLASS L
================================================================
Distribution Plan Fees      $25,608      $151,306     $108,842
================================================================

All officers and one Director of the Fund are employees of SSB.


3. INVESTMENTS
During the period ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================
Purchases                                          $261,890,559
----------------------------------------------------------------
Sales                                                36,732,154
================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================
Gross unrealized appreciation                       $32,031,995
Gross unrealized depreciation                       (14,876,288)
----------------------------------------------------------------
Net unrealized appreciation                         $17,155,707
================================================================

4. REPURCHASE AGREEMENTS
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.




--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                            15

5. REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the period ended March 31, 2000, the Portfolio did not enter into any reverse repurchase agreements.


6. OPTION CONTRACTS
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2000, the Portfolio had no open purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended March 31, 2000, the Portfolio did not write any call or put options.


7. LENDING OF PORTFOLIO SECURITIES
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may



--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders
vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2000, the Portfolio had no securities on loan.


8. FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2000, the Portfolio had no open futures contracts.

9. CAPITAL SHARES

At March 31, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                                                     AMOUNTS
===============================================================
Class A                                            $40,284,289
---------------------------------------------------------------
Class B                                             63,351,780
---------------------------------------------------------------
Class L                                             50,607,553
---------------------------------------------------------------
Class Y                                             86,352,756
===============================================================



--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                            17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Transactions in shares of each class were as follows:
                                                                    PERIOD ENDED
                                                                   MARCH 31, 2000
                                                           ---------------------------------
                                                           SHARES                  AMOUNT
=============================================================================================
CLASS A+
Shares sold                                               3,289,774             $ 52,081,764
Shares issued on reinvestment                                 1,603                   22,118
Shares reacquired                                          (624,390)             (11,819,593)
---------------------------------------------------------------------------------------------
Net Increase                                              2,666,987             $ 40,284,289
=============================================================================================
CLASS B+
Shares sold                                               4,349,978             $ 67,245,223
Shares issued on reinvestment                                 1,152                   15,895
Shares reacquired                                          (213,635)              (3,909,338)
---------------------------------------------------------------------------------------------
Net Increase                                              4,137,495             $ 63,351,780
=============================================================================================
CLASS L+
Shares sold                                               3,277,275             $ 52,111,699
Shares issued on reinvestment                                   771                   10,639
Shares reacquired                                           (83,709)              (1,514,785)
---------------------------------------------------------------------------------------------
Net Increase                                              3,194,337             $ 50,607,553
=============================================================================================
CLASS Y++
Shares sold                                               4,212,953             $ 86,352,756
Shares issued on reinvestment                                   --                       --
Shares reacquired                                               --                       --
---------------------------------------------------------------------------------------------
Net Increase                                              4,212,953             $ 86,352,756
=============================================================================================

+    For the period from November 30, 1999 (inception date) to March 31, 2000.

++   For the period from February 23, 2000 (inception date) to March 31, 2000.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each period:

                                                                  CLASS A(1)(2)     CLASS B(1)(2)    CLASS L(1)(2)     CLASS Y(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.40            $11.40           $11.40            $18.59
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                 (0.05)            (0.09)           (0.09)            (0.01)
   Net realized and unrealized gain (loss)                              6.39              6.38             6.39             (0.86)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     6.34              6.29             6.30             (0.87)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Net investment income                                               (0.02)            (0.01)           (0.01)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.02)            (0.01)           (0.01)               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $17.72            $17.68           $17.69            $17.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                         55.63%            55.18%           55.27%            (4.68)%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                     $47,248           $73,168          $56,493           $74,664
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                             1.34%             2.12%            2.09%             0.94%
   Net investment loss                                                 (0.80)            (1.58)           (1.55)            (0.48)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   27%               27%              27%               27%
====================================================================================================================================

(1) For the period from November 30, 1999 (inception date) to March 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from February 23, 2000 (inception date) to March 31, 2000 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Fund                                            19

                     (This page intentionally left blank.)

SMITH BARNEY
SMALL CAP GROWTH FUND


DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller


OFFICERS
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Timothy Woods, CFA
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
SSB Citi Fund Management LLC


DISTRIBUTOR
CFBDS, Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating polices of the Portfolio. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calender quarter.


                                                     [Salomon Smith Barney LOGO]
--------------------------------------------------------------------------------
                                           A member of citigroup [umbrella logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



SMITH BARNEY
SMALL CAP GROWTH FUND
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

FD01884 5/00

[SBMF logo]
                                  SMITH BARNEY
                              SMALL CAP VALUE FUND
                                                               Style Pure Series
                                                              Semi-Annual Report
                                                                  March 31, 2000



                                   [SBMF logo]
                                  Smith Barney
                                  Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

SMITH BARNEY
SMALL CAP VALUE FUND
================================================================================

The SMALL CAP VALUE FUND ("Fund") seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized com panies are those companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index. The size of companies in the index changes with market conditions and the composition of the index. As of December 31, 1999, the largest market capitalization of the index was $5.74 billion.

SMITH BARNEY SMALL CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
MARCH 31, 2000

                              WITHOUT SALES CHARGES(1)
-------------------------------------------------------------
                      CLASS A         CLASS B         CLASS L
=============================================================
Six Months+            8.25%            7.86%           7.86%
-------------------------------------------------------------
One Year              13.30            12.53           12.53
-------------------------------------------------------------
Since Inception++     13.54            12.74           12.74
=============================================================

                                WITH SALES CHARGES(2)
-------------------------------------------------------------
                      CLASS A         CLASS B         CLASS L
=============================================================
Six Months+           2.81%            2.86%            5.80%
-------------------------------------------------------------
One Year              7.62             7.53            10.37
-------------------------------------------------------------
Since Inception++     8.34             9.12            11.67
=============================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is February 26, 1999.


FUND HIGHLIGHT
As to the Fund's sector weightings versus the Russell 2000 Value Index, we are overweight in financials, the Index's largest sector. In our view, this sector represents outstanding opportunities. We look to own well-capitalized franchises located in major metropolitan areas because we think they offer greater potential as takeover candidates and the convenience they offer customers may make them less vulnerable to the threat of Internet banking

NASDAQ SYMBOL
           Class A                     SBVAX
           Class B                     SBVBX
           Class L                     SBVLX

WHAT'S INSIDE
A MESSAGE FROM THE CHAIRMAN................................................... 1
SHAREHOLDER LETTER............................................................ 2
HISTORICAL PERFORMANCE ....................................................... 5
SMITH BARNEY SMALL CAP VALUE FUND AT A GLANCE ................................ 7
SCHEDULE OF INVESTMENTS ...................................................... 8
STATEMENT OF ASSETS AND LIABILITIES ......................................... 11
STATEMENT OF OPERATIONS ..................................................... 12
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 13
NOTES TO FINANCIAL STATEMENTS ............................................... 14
FINANCIAL HIGHLIGHTS ........................................................ 18

A MESSAGE FROM THE CHAIRMAN

[Picture of McLendon]

HEATH B.
MCLENDON

Chairman

The U.S. economy has continued its rate of historic growth in the new millennium. Unemployment is at an all-time low as consumer confidence reaches all-time highs. However, in recent weeks, the U.S. markets have been characterized by record volatility, leaving many investors with no clear indication of the future direction of the market.

At SSB Citi Asset Management, Citigroup's asset management division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with superior products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in the evolving global economy.

Placing our clients' needs first has been Citigroup's tradition for over a century. We provide some 100 million people, businesses, governments and institutions in 100 countries with a broad range of financial products and services. SSB Citi Asset Management offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive and far-reaching, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning, and we encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the unique advantages of professional investment management and how SSB Citi Asset Management can help you develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

HEATH B. MCLENDON
Chairman

April 10, 2000


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              1

SHAREHOLDER LETTER

[Picture of Hable]       [Picture of Goode]

PETER J.                 JOHN G.
HABLE                    GOODE

Vice President and       Vice President and
Investment Officer       Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual period report for the Smith Barney Small Cap Value Fund ("Fund") for the period ended March 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Any discussion the Fund's holdings is as of March 31, 2000. Please refer to pages eight through ten for a list of the Fund's holdings. We hope that you find this report to be useful and informative.


PERFORMANCE UPDATE AND INVESTMENT STRATEGY
For the six months ended March 31, 2000, the Class A, B and L shares of the Fund returned 8.25%, 7.86% and 7.86%, respectively, excluding the effects of sales charges. Including the effects of sales charges, the Class A, B and L shares of the Fund returned 2.81%, 2.86% and 5.80%, respectively, for the same period. In comparison, the Russell 2000 Value Index1 returned 5.41% for the six-month period ended March 31, 2000.

We believe that the pricing inefficiencies inherent in the small-cap market often enable us to find fundamental value and significant capital appreciation potential. Our research team focuses on small-cap stocks that sell at low prices relative to several measures of value and where we believe that some dynamic change in a company or an industry may enhance stock price performance. We prefer to invest in companies that generate significant free cash flow, maintain strong balance sheets, produce a high return on equity and where there is significant management ownership.


MARKET UPDATE
The U.S. stock market has been marked by the extraordinary divergence in performance between small-cap value and small-cap growth stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued but have good longer-term business prospects. Growth investing consists of investing in companies with historically strong and relatively predictable earnings growth rates.) In our view, this divergence was driven exclusively by the historic rise of technology and biotechnology stocks during the period and as a result, the small-cap growth stock asset class dominated the returns of the overall market.

Due to the fact that most technology stocks perform directly in line with their projected earnings, this sector peaked in December, with one final rally in February before beginning its decline. For this reason, as well as what we view as unsustainable valuations of technology issues, the Fund's portfolio is underweighted in this sector.


PORTFOLIO UPDATE
As of March 31, 2000, the Fund's portfolio was made up of 87 stocks, which represents about 99% of the net asset value ("NAV"). We anticipate that the number of holdings in the Fund's portfolio should stay at this level.

-----------
1 Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutal fund.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

Turning to some investment characteristics of the Fund's portfolio as of March 31, 2000, the average capitalization of the stocks held in the Fund's portfolio was $1.6 billion versus $944 million for the Russell 2000 Value Index. What follows are some comparisons between the Fund and the Russell 2000 Value Index.

                                 SMITH BARNEY
                                   SMALL CAP     RUSSELL 2000
                                  VALUE FUND      VALUE INDEX
                           -----------------------------------------

Average P/E ratio                     17.1           23.8
Average price/cash flow               13.2           17.5
Average price/sales                    3.0            3.0
Average return on equity              12.1%          7.6%

As to the Fund's sector weightings versus the Russell 2000 Value Index, we are overweight in financial services, energy and basic materials. The Fund is underweighted in technology and health care, especially in the area of biotechnology.

In our view, the financial services sector, the largest sector of the Fund's benchmark, (the Russell 2000 Value Index), represents many of the best buying opportunities in the market. The average price of small-cap bank stocks is down approximately 30% over the last six months, driven down by rising interest rates and fears surrounding Y2K. In our opinion, this marks the best opportunity to purchase bank stocks since the real estate crisis of the early 1990s. With our bank holdings, we have generally owned well-capitalized franchises located in major metropolitan areas because we think they offer greater potential as takeover candidates and the convenience they offer consumers may make them less vulnerable to the threat of Internet banking.

As of March 31, 2000, the Fund's largest bank and thrift holdings were Citi National, Cullen/Frost Bankers and Golden State Bancorp, which have provided solid downside protection. U.S. Trust, the Fund's largest position in this sector, was taken over by The Charles Schwab Corp. during the period. We anticipate that takeovers will continue, given the extraordinary valuations in bank stocks.

The Fund's holdings in the utilities sector have also positively contributed to its performance during the reporting period. The solid performance of this sector was unusual because it has occurred in a period of rising interest rates, which historically has negatively impacted the profitability of utility companies. This move has been driven principally by investments utility companies have made in non-utility businesses and through takeovers of several utility companies. Several companies which have performed well during the period include:

o Avista -- an electric and natural gas utility, up dramatically after Bill Gates purchased 5% of the company in order to get exposure to their Internet utility billing service and fuel-cell technology

o Idacorp -- a utility company benefited from its fuel-cell technology and from takeover speculation

o Eastern Enterprises -- a utility company that provides barge transportation through its subsidiaries and distributes natural gas, was recently acquired by KeySpan Energy

In the consumer discretionary sector, the Fund's largest holdings were Pier I Imports and Rexall Sundown. In our view, both companies have unique franchises and strong balance sheets. The Fund's largest energy holding is in Tosco, a refiner and marketer of petroleum products.

The Fund is currently underweighted in technology and health care. Despite the sell-off in many technology stocks, the Fund's holdings in Cypress Semiconductor, Geoworks and JDA Software performed very well during the period. Additionally, the Fund's holding in disc-drive company Maxtor International continued its stellar performance. In the health care sector, the Fund's largest holding is in Health Management Associates, a company that provides general health services to nonurban areas.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              3

MARKET OUTLOOK
All of the industry sectors represented by the Russell 2000 Value Index are highly sensitive to the actions of the Federal Reserve Board ("Fed"). The change in monetary policy during 1999 and early 2000 negatively impacted many stocks. However, due to the fact that it is an election year, we are confident that Fed chairman Alan Greenspan should complete any interest-rate hikes by the middle of 2000. Consequently, we expect that many stocks may rebound as the robust growth of the U.S. economy begins to slow as the Fed likely adopts a neutral stance on interest rates.

With the exception of the technology and utilities sectors, the Fund's holdings in other sectors are presently reflecting valuations normally seen during a recession. In our opinion, there are more buying opportunities today than at any time since 1990, or possibly even since 1974. Looking ahead and while no guarantees can be given, we believe that the small-cap value sector of the market shows great promise over the long term.

Thank you for investing in the Smith Barney Small Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Peter J. Hable           /s/ John G. Goode


PETER J. HABLE               JOHN G. GOODE
Vice President and           Vice President and
Investment Officer           Investment Officer

April 10, 2000



--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES

                                    NET ASSET VALUE
                               --------------------------
                               BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                   OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===================================================================================================================
3/31/00                         $12.10           $12.89             $0.19            $0.00              8.25%+
-------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99             11.40            12.10              0.00             0.00              6.14+
===================================================================================================================
     TOTAL                                                          $0.19            $0.00
===================================================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES
                                    NET ASSET VALUE
                               --------------------------
                               BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                   OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===================================================================================================================
3/31/00                         $12.05           $12.87             $0.12            $0.00              7.86%+
-------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99             11.40            12.05              0.00             0.00              5.70+
===================================================================================================================
     TOTAL                                                          $0.12            $0.00
===================================================================================================================

HISTORICAL PERFORMANCE -- CLASS L SHARES
                                    NET ASSET VALUE
                               --------------------------
                               BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                   OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
===================================================================================================================
3/31/00                         $12.05           $12.87             $0.12            $0.00              7.86%+
-------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99             11.40            12.05              0.00             0.00              5.70+
===================================================================================================================
     TOTAL                                                          $0.12            $0.00
===================================================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              5

AVERAGE ANNUAL TOTAL RETURNS

                                                   WITHOUT SALES CHARGES(1)
                                        ------------------------------------------------
                                        CLASS A          CLASS B           CLASS L
========================================================================================
Six Months Ended 3/31/00+                8.25%             7.86%            7.86%
----------------------------------------------------------------------------------------
Year Ended 3/31/00                      13.30             12.53            12.53
----------------------------------------------------------------------------------------
Inception* through 3/31/00              13.54             12.74            12.74
========================================================================================

                                                     WITH SALES CHARGES(2)
                                        ------------------------------------------------
                                        CLASS A          CLASS B           CLASS L
========================================================================================
Six Months Ended 3/31/00+                2.81%             2.86%            5.80%
----------------------------------------------------------------------------------------
Year Ended 3/31/00                       7.62              7.53            10.37
----------------------------------------------------------------------------------------
Inception* through 3/31/00               8.34              9.12            11.67
========================================================================================

CUMULATIVE TOTAL RETURNS
                                                  WITHOUT SALES CHARGES(1)
========================================================================================
Class A   (Inception* through 3/31/00)                    14.89%
----------------------------------------------------------------------------------------
Class B   (Inception* through 3/31/00)                    14.01
----------------------------------------------------------------------------------------
Class L   (Inception* through 3/31/00)                    14.01
========================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*    Inception date for Class A, B and L shares is February 26, 1999.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

SMITH BARNEY SMALL CAP VALUE FUND AT A GLANCE (UNAUDITED)


GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUNDS VS. RUSSELL 2000 INDEX+
--------------------------------------------------------------------------------

                           February 1999 -- March 2000


[Line chart]

                 Smith Barney Small Cap    Russell 2000    Smith Barney Small Cap    Smith Barney Small Cap
Date              Value Fund - Class A         Index        Value Fund - Class B      Value Fund - Class L
Feb. 26, 1999              9500               10000                10000                     10000
March 1999                 9633               10156                 9632                      9926
June 1999                 11092               11735                11149                     11428
Sept. 1999                10083               10994                10070                     10360
Dec. 1999                 10229               13021                10201                     10490
March 31, 2000            10915               13943                11001                     11282


+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through March 31, 2000. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an Index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.




INDUSTRY DIVERSIFICATION OF COMMON STOCK*
--------------------------------------------------------------------------------

[Bar graph]
 17.1%  TECHNOLOGY
 16.6%  FINANCIAL SERVICES
 13.6%  CONSUMER DISCRETIONARY
 12.5%  REAL ESTATE
  8.1%  UTILITIES
  7.1%  CAPITAL GOODS
  6.4%  ENERGY
  5.5%  MATERIALS AND PROCESSING
  3.8%  HEALTHCARE
  3.3%  AUTOS AND TRANSPORTATION
  6.0%  OTHER

*    As a percentage of total common stock.



INVESTMENT BREAKDOWN**
--------------------------------------------------------------------------------

[Pie Graph]
 1.1%  REPURCHASE AGREEMENT
98.9%  COMMON STOCK


**   As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              7

SCHEDULE OF INVESTMENTS (UNAUDITED)                             MARCH 31, 2000

      SHARES                     SECURITY                                                      VALUE
=====================================================================================================
COMMON STOCK -- 98.9%
AUTOS AND TRANSPORTATION -- 3.2%
       34,000     CNF Transportation Inc.                                                $    943,500
       84,000     Kirby Corp.+                                                              1,659,000
      130,000     Wisconsin Central Transportation Corp.+                                   1,592,500
-----------------------------------------------------------------------------------------------------
                                                                                            4,195,000
-----------------------------------------------------------------------------------------------------
BROADCASTING -- 0.4%
       37,500     Cumulus Media Inc., Class A Shares+                                         539,062
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.1%
       50,000     Crane Co.                                                                 1,178,125
       82,500     Federal Signal Corp.                                                      1,490,156
       61,700     IDEX Corp.                                                                1,681,325
      200,000     Input/Output, Inc.+                                                       1,225,000
       49,000     Precision Castparts Corp.                                                 1,788,500
       51,500     Roper Industries, Inc.                                                    1,747,781
-----------------------------------------------------------------------------------------------------
                                                                                            9,110,887
-----------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.5%
      152,000     Ambassadors International, Inc.+                                          1,976,000
       71,500     American Greetings Corp., Class A Shares                                  1,304,875
      184,500     Buffets, Inc.+                                                            1,666,266
       33,000     Corn Products International, Inc.                                           794,062
       40,500     Footstar, Inc.+                                                           1,144,125
      103,500     Interstate Bakeries Corp.                                                 1,474,875
       47,500     Lancaster Colony Corp.                                                    1,451,719
       40,000     Liz Claiborne, Inc.                                                       1,832,500
      180,000     Pier 1 Imports, Inc.                                                      1,845,000
      148,000     Rexall Sundown, Inc.+                                                     2,090,500
      110,500     Scientific Games Holdings Corp.+                                          1,823,250
-----------------------------------------------------------------------------------------------------
                                                                                           17,403,172
-----------------------------------------------------------------------------------------------------
ENERGY -- 6.3%
       60,000     Barrett Resources Corp.+                                                  1,788,750
       37,500     Peoples Energy Corp.                                                      1,028,906
       65,000     Tosco Corp.                                                               1,978,438
      125,000     Union Pacific Resources Group Inc.                                        1,812,500
      120,000     Varco International, Inc.+                                                1,515,000
-----------------------------------------------------------------------------------------------------
                                                                                            8,123,594
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 16.4%
       48,000     Chittenden Corp.                                                          1,425,000
       87,000     The CIT Group, Inc., Class A Shares                                       1,696,500
       45,000     City National Corp.                                                       1,515,937
       25,000     Countrywide Credit Industries, Inc.                                         681,250
       75,000     Cullen/Frost Bankers, Inc.                                                1,982,812
       48,000     FirstMerit Corp.                                                            885,000
      115,000     Golden State Bancorp Inc.+                                                1,717,813
       49,500     GreenPoint Financial Corp.                                                  971,438
       26,500     Investors Financial Services Corp.                                        1,560,188
       70,000     Peoples Heritage Financial Group, Inc.                                    1,050,000
       37,500     Radian Group Inc.                                                         1,785,938


                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders



SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 MARCH 31, 2000


      SHARES                     SECURITY                                                      VALUE
=====================================================================================================
FINANCIAL SERVICES -- 16.4% (CONTINUED)
       55,000     Sky Financial Group, Inc.                                              $    893,750
       52,500     Waddell & Reed Financial, Inc.                                            2,221,406
       45,000     Webster Financial Corp.                                                   1,035,000
       35,000     Wilmington Trust Corp.                                                    1,701,875
-----------------------------------------------------------------------------------------------------
                                                                                           21,123,907
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.8%
      130,000     AmeriSource Health Corp., Class A Shares+                                 1,950,000
      196,000     Health Management Associates, Inc., Class A Shares+                       2,793,000
       65,000     Omega Protein Corp.+                                                        166,563
-----------------------------------------------------------------------------------------------------
                                                                                            4,909,563
-----------------------------------------------------------------------------------------------------
MACHINERY -- 1.4%
      134,000     AGCO Corp.                                                                1,524,250
       40,000     CTB International Corp.+                                                    275,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,799,250
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 5.4%
       61,200     Carpenter Technology Corp.                                                1,273,725
       58,000     Cleveland-Cliffs Inc.                                                     1,381,125
       90,000     Engelhard Corp.                                                           1,361,250
       14,500     IMC Global Inc.                                                             212,969
       77,000     Lyondell Chemical Co.                                                     1,135,750
       65,000     RPM, Inc.                                                                   715,000
       75,000     Wolverine Tube, Inc.+                                                       960,938
-----------------------------------------------------------------------------------------------------
                                                                                            7,040,757
-----------------------------------------------------------------------------------------------------
PAPER AND RELATED PRODUCTS -- 1.7%
      105,000     Caraustar Industries, Inc.                                                1,483,125
       36,800     Pope & Talbot, Inc.                                                         676,200
-----------------------------------------------------------------------------------------------------
                                                                                            2,159,325
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 2.5%
      113,000     Cooper Tire & Rubber Co.                                                  1,419,562
       49,500     United Stationers Inc.+                                                   1,766,531
-----------------------------------------------------------------------------------------------------
                                                                                            3,186,093
-----------------------------------------------------------------------------------------------------
REAL ESTATE -- 12.3%
       40,000     Avalonbay Communities, Inc.                                               1,465,000
       41,250     Boston Properties, Inc.                                                   1,312,266
       95,000     Catellus Development Corp.+                                               1,318,125
       40,000     Centex Corp.                                                                952,500
       25,000     Clayton Homes, Inc.                                                         253,125
       44,000     Cousins Properties, Inc.                                                  1,619,750
       85,000     Duke - Weeks Realty Corp.                                                 1,625,625
       40,000     General Growth Properties, Inc.                                           1,217,500
       65,000     Highwoods Properties, Inc.                                                1,381,250
       35,000     Kimco Realty Corp.                                                        1,312,500
       44,500     Spieker Properties, Inc.                                                  1,980,250
       85,100     Starwood Financial Inc.                                                   1,499,887
-----------------------------------------------------------------------------------------------------
                                                                                           15,937,778
-----------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              9



SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   MARCH 31, 2000


      SHARES                     SECURITY                                                      VALUE
=====================================================================================================
TECHNOLOGY -- 16.9%
       25,000     Alliant Techsystems Inc.+                                              $  1,471,875
       23,500     Andrew Corp.+                                                               537,562
       32,800     Artesyn Technologies, Inc.+                                                 621,150
       61,000     Belden Inc.                                                               1,677,500
      101,250     Cypress Semiconductor Corp.+                                              4,992,891
       65,000     Diebold, Inc.                                                             1,787,500
       18,000     Geoworks Corp.+                                                             641,250
       35,000     Glenayre Technologies, Inc.+                                                614,688
      178,000     JDA Software Group, Inc.+                                                 2,603,250
      382,500     Maxtor Corp.+                                                             4,948,594
       29,800     Varian Semiconductor Equipment Associates, Inc.+                          1,896,025
-----------------------------------------------------------------------------------------------------
                                                                                           21,792,285
-----------------------------------------------------------------------------------------------------
UTILITIES -- 8.0%
       47,500     Avista Corp.                                                              1,935,625
      100,000     Citizens Utilities Co., Class B Shares+                                   1,637,500
       35,100     Eastern Enterprises                                                       2,101,612
       25,000     Energy East Corp.                                                           495,312
       42,500     IDACORP, Inc.                                                             1,476,875
       42,500     WPS Resources Corp.                                                       1,102,344
       57,500     Washington Gas Light Co.                                                  1,563,281
-----------------------------------------------------------------------------------------------------
                                                                                           10,312,549
-----------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $115,363,054)                                                  127,633,222
=====================================================================================================
      FACE
      AMOUNT                     SECURITY                                                      VALUE
=====================================================================================================

REPURCHASE AGREEMENT -- 1.1%
$   1,436,000     Morgan Stanley Dean Witter & Co., 6.050% due 4/3/00;
                  Proceeds at maturity -- $1,436,724; (Fully collateralized by
                  U.S. Treasury Bonds, 6.250% to 7.125% due 2/15/23 to 8/15/23;
                  Market value -- $1,468,631) (Cost -- $1,436,000)                          1,436,000
=====================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $116,799,054*)                                                $129,069,222
=====================================================================================================


+    Non-income producing security.

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   MARCH 31, 2000

ASSETS:
     Investments, at value (Cost -- $116,799,054)                                        $129,069,222
     Cash                                                                                         641
     Receivable for Fund shares sold                                                          203,203
     Dividends and interest receivable                                                        160,977
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                         129,434,043
-----------------------------------------------------------------------------------------------------

LIABILITIES:
     Management fees payable                                                                   78,125
     Distribution fees payable                                                                 43,157
     Payable for Fund shares purchased                                                         10,958
     Accrued expenses                                                                          89,219
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                        221,459
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSET                                                                          $129,212,584
=====================================================================================================

NET ASSETS:
     Par value of capital shares                                                         $     10,036
     Capital paid in excess of par value                                                  116,643,609
     Undistributed net investment income                                                      233,500
     Accumulated net realized gain from security transactions and future contracts             55,271
     Net unrealized appreciation of investments                                            12,270,168
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                         $129,212,584
=====================================================================================================
SHARES OUTSTANDING:
     Class A                                                                                2,631,845
     ------------------------------------------------------------------------------------------------
     Class B                                                                                4,446,352
     ------------------------------------------------------------------------------------------------
     Class L                                                                                2,957,908
     ------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                            $12.89
     ------------------------------------------------------------------------------------------------
     Class B*                                                                                  $12.87
     ------------------------------------------------------------------------------------------------
     Class L**                                                                                 $12.87
     ------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset value per share)                           $13.57
   --------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                           $13.00
=====================================================================================================


  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             11

STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED MARCH 31, 2000

INVESTMENT INCOME:
     Dividends                                                      $ 1,494,999
     Interest                                                           216,718
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          1,711,717
--------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                         532,287
     Management fees (Note 2)                                           497,259
     Shareholder and system servicing fees                               85,774
     Registration fees                                                   38,947
     Shareholder communications                                          32,192
     Audit and legal                                                     18,816
     Directors' fees                                                      8,965
     Custody                                                              4,722
     Other                                                                2,346
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,221,308
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   490,409
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)      (1,184,855)
        Futures contracts                                               862,339
--------------------------------------------------------------------------------
     NET REALIZED LOSS                                                 (322,516)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                           3,135,173
        End of period                                                12,270,168
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                          9,134,995
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                         8,812,479
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $ 9,302,888
================================================================================


                        SEE NOTES TO FINANCIAL STATEMENT


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
AND THE PERIOD ENDED SEPTEMBER 30, 1999

                                                                                             2000           1999(a)
====================================================================================================================

OPERATIONS:
     Net investment income                                                               $    490,409   $  1,169,264
     Net realized gain (loss)                                                                (322,516)       377,787
     Increase in net unrealized appreciation                                                9,134,995      3,135,173
--------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                                 9,302,888      4,682,224
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                 (1,499,499)            --
--------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                             (1,499,499)            --
--------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                                      14,531,978    169,714,510
     Net asset value of shares issued for
       reinvestment of dividends                                                            1,430,802             --
     Cost of shares reacquired                                                            (35,693,655)   (33,256,664)
--------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSET FROM FUND SHARE TRANSACTIONS                        (19,730,875)   136,457,846
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                         (11,927,486)   141,140,070

NET ASSETS:
     Beginning of period                                                                  141,140,070             --
--------------------------------------------------------------------------------------------------------------------
     End of period*                                                                      $129,212,584   $141,140,070
====================================================================================================================
* Includes undistributed net investment income of:                                           $233,500     $1,242,590
====================================================================================================================

(a) For the period from February 26, 1999 (commencement of operations) to September 30, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             13

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Premier Selections Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $73,326 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change and
(m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Portfolio paid transfer agent fees of $66,406 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended March 31, 2000 SSB received total brokerage commissions of $14,460.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class Lshares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2000, CFBDS and SSB received sales charges of approximately $59,000 and $27,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                             CLASS A     CLASS B       CLASS L
==============================================================
CDSCs                        $9,000      $148,000      $30,000
==============================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2000, total Distribution Plan Fees incurred by the Portfolio were:

                             CLASS A     CLASS B       CLASS L
==============================================================
Distribution Plan Fees       $43,575     $288,479     $200,233
==============================================================

All officers and one Director of the Fund are employees of SSB.


3. INVESTMENTS

During the six months ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
==============================================================
Purchases                                          $34,160,077
--------------------------------------------------------------
Sales                                              $36,160,331
==============================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                      $22,332,971
Gross unrealized depreciation                      (10,062,803)
---------------------------------------------------------------
Net unrealized appreciation                        $12,270,168
===============================================================


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             15

4. REPURCHASE AGREEMENTS

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5. OPTION CONTRACTS

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2000, the Portfolio had no purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2000, the Portfolio did not write any call or put options.


6. LENDING OF PORTFOLIO SECURITIES

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2000, the Portfolio had no securities on loan.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

7. FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2000, the Portfolio had no open futures contracts.


8. CAPITAL SHARES

At March 31, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                            CLASS A                CLASS B                 CLASS L
====================================================================================
Total Paid-in Capital      $29,945,430            $52,260,983            $34,447,232
====================================================================================


Transactions in shares of each class were as follows:

                                                        SIX MONTHS ENDED                               PERIOD ENDED
                                                         MARCH 31, 2000                             SEPTEMBER 30, 1999*
                                               ---------------------------------                ---------------------------------
                                                SHARES                   AMOUNT                  SHARES                  AMOUNT
===================================================================================================================================

CLASS A
Shares sold                                       510,117              $  6,137,204             5,201,406              $62,511,206
Shares issued on reinvestment                      44,645                   522,797                    --                       --
Shares reacquired                              (1,006,351)              (11,972,453)           (2,117,972)             (27,239,936)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (451,589)             $ (5,312,452)            3,083,434              $35,271,270
===================================================================================================================================

CLASS B
Shares sold                                       429,210              $  5,126,989             5,263,462               $62,189,378
Shares issued on reinvestment                      45,142                   528,615                    --                        --
Shares reacquired                              (1,060,160)              (12,615,711)             (231,302)               (2,933,992)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (585,808)             $ (6,960,107)            5,032,160               $59,255,386
===================================================================================================================================

CLASS L
Shares sold                                       273,599              $  3,267,785             3,831,202              $45,013,926
Shares issued on reinvestment                      32,399                   379,390                    --                       --
Shares reacquired                                (935,246)              (11,105,491)             (244,046)              (3,082,736)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (629,248)             $ (7,458,316)            3,587,156              $41,931,190
===================================================================================================================================


* For the period from February 26, 1999 (commencement of operations) to September 30, 1999.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             17

FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

CLASS A SHARES                                                                                          2000(1)(2)        1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $12.10            $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                                     0.08              0.15
   Net realized and unrealized gain                                                                          0.90              0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                                                 0.98              0.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                                    (0.19)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                         (0.19)              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                             $12.89            $12.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                                               8.25%             6.14%
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                                          $33,931           $37,308
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                                  1.30%             1.32%
   Net investment income                                                                                     1.28              1.94
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                        28%                7%
====================================================================================================================================

(1)  For the six months ended March 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

CLASS B SHARES                                                                                          2000(1)(2)        1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $12.05            $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                                     0.03              0.09
   Net realized and unrealized gain                                                                          0.91              0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                                                 0.94              0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                                    (0.12)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                         (0.12)               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                             $12.87            $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                                               7.86%             5.70%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                                          $57,219           $60,620
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                                  2.03%             2.08%
   Net investment income                                                                                     0.55              1.19
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                        28%                7%
====================================================================================================================================

(1)  For the six months ended March 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             19

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

CLASS L SHARES                                                                                          2000(1)(2)        1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $12.05            $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                                     0.03              0.09
   Net realized and unrealized gain                                                                          0.91              0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                                                 0.94              0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                                    (0.12)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                         (0.12)               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                             $12.87            $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                                               7.86%             5.70%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                                          $38,063           $43,212
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                                  2.04%             2.08%
   Net investment income                                                                                     0.54              1.20
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                        28%                7%
====================================================================================================================================


(1)  For the six months ended March 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

SMITH BARNEY
SMALL CAP VALUE FUND


DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller


OFFICERS
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter J. Hable
Vice President and Investment Officer

John G. Goode
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
SSB Citi Fund Management LLC


DISTRIBUTOR
CFBDS, Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Investment Funds -- Smith Barney Small Cap Value Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.



                                                     [Salomon Smith Barney LOGO]
--------------------------------------------------------------------------------
                                           A member of citigroup [Umbrella logo]
Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.




SMITH BARNEY
SMALL CAP VALUE FUND
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS


FD01653 5/00